Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K
                               AMENDMENT NUMBER 1

                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                Date of Earliest Report Event:  January 18, 2005

                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified in Its Charter)

          Texas                           0-26958                 76-0037324
(State Or Other Jurisdiction      (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)


                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)



                            505 North Belt, Suite 630
                              Houston, Texas 77060
                                 (281) 820-1181
                      (Registrant's previous office/phone)

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     The financial statements and pro forma financial information contained in this Form 8-K Amendment Number 1 are in connection with our wholly owned subsidiary, RCI Entertainment (New York), Inc.'s acquisition of 100% of the stock of Peregrine Enterprises, Inc., a New York corporation, January 18, 2005, that we reported on Form 8-K dated January 24, 2005.

     The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) are attached hereto as Exhibits 99.1 and 99.2, respectively.

     (c) Exhibits

Exhibit Number     Description

99.1               Financial Statements of Peregrine Enterprises, Inc.

99.2               Unaudited Pro Forma Condensed Combined Financial Statements


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RICK'S CABARET INTERNATIONAL, INC.



                                    /s/ Eric Langan
                                    --------------------------------------------
                                    By:  Eric Langan
Date:  May 3, 2005                  Chairman, President, Chief Executive
                                    Officer and Chief Financial Officer